UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2016

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard	22102
Tysons, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation of an Off-Balance Sheet Arrangement of a Registrant.

On December 30, 2016, Computer Sciences Corporation (the “Company”) and the incremental lender providing such incremental commitments exercised an option under the Company’s existing revolving credit agreement to incur incremental commitments thereunder in an aggregate amount of $40 million (the “Incremental Revolving Commitments”). The Incremental Revolving Commitments were incurred under the Company’s existing Amended and Restated Credit Agreement dated as of October 13, 2013 (as amended supplemented or otherwise modified from time to time prior to the date hereof, the “Revolving Credit Agreement”; and the unsecured revolving credit facility thereunder, the “Revolving Credit Facility”), by and among the Company, the lenders from time to time party thereto (the “Existing Lenders”) and Citibank, N.A., as administrative agent. The incurrence of the Incremental Revolving Commitments resulted in an increase in the aggregate outstanding size of the Revolving Credit Facility from $2.98 billion to $3.02 billion, consisting of $2.45 billion under the Tranche A Facility (as defined in the Revolving Credit Agreement), which are available to be drawn in US dollars, Euro and Sterling, and $570 million under the Tranche B Facility (as defined in the Revolving Credit Agreement), which are available to be drawn in US dollars, Euro, Sterling, Yen, Singapore Dollars and Australian Dollars. Of the $3.02 billion of commitments under the Revolving Credit Facility, $2.88 billion will mature on January 15, 2022, $70 million will mature on January 15, 2021 and $70 million will mature on January 15, 2020.

Terms and conditions of the Revolving Credit Agreement remain as previously described in the Company’s current reports on Form 8-K filed with the Securities and Exchange Commission on October 17, 2013, June 21, 2016 and September 29, 2016.

On December 30, 2016, the Company and the incremental lender providing such incremental advances exercised an option under the Company’s existing U.S. term loan credit agreement to incur incremental advances thereunder in an aggregate amount of $50 million (the “Incremental Term Loan Advances”). The Incremental Term Loan Advances were incurred under the Company’s existing Term Loan Credit Agreement dated as of March 21, 2016 (as amended supplemented or otherwise modified from time to time prior to the date hereof, the “Term Loan Credit Agreement”), by and among the Company, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

Terms and conditions of the Term Loan Credit Agreement remain as previously described in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: January 6, 2017	By: /s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer